Annual Meeting of Annual Meeting of Stockholders Stockholders April 16, 2008 April 16, 2008 Exhibit 99.1 Exhibit 99.1

2 2
Forward-Looking Statements
Forward-looking statements in this presentation relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. The information contained in this presentation should be read in conjunction with WesBanco’s 2007
Annual Report on Form 10-K filed with the Securities and Exchange
Commission ("SEC"), which is available at the SEC’s website
www.sec.gov or at WesBanco’s website, www.wesbanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in
WesBanco's 2007 Annual Report on Form 10-K with the SEC under the section "Risk Factors". Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements. Please refer to WesBanco’s 2007
Annual Report on Form 10-K for further information on these risk factors. WesBanco does not assume any duty to update forward-looking statements.

3 3
Corporate Profile
Founded in 1870 in Wheeling, WV
Founded in 1870 in Wheeling, WV
$5.4 billion in assets
$5.4 billion in assets
Over 30 acquisitions in past 25 years
Over 30 acquisitions in past 25 years
Three state presence; two bank charters
Three state presence; two bank charters
112 full-service banking offices, 2 loan
112 full-service banking offices, 2 loan
production office & 147 ATMs
production office & 147 ATMs
Securities brokerage, insurance, proprietary
Securities brokerage, insurance, proprietary
mutual fund family
mutual fund family

4 4
WesBanco Stock Profile
NASDAQ Global Stock Market: WSBC
NASDAQ Global Stock Market: WSBC
Market capitalization: $644 million*
Market capitalization: $644 million*
2007 average daily shares traded: 86,493
2007 average daily shares traded: 86,493
26.5 million shares; 93% float
26.5 million shares; 93% float
37% institutional ownership
37% institutional ownership
* Closing price of $24.31 on 4/9/08.

5 5
Wealth Management Profile
Market value of trust assets $3.1 billion at 12/31/07.
Market value of trust assets $3.1 billion at 12/31/07.
Currently manage over 5,000 trust relationships.
Currently manage over 5,000 trust relationships.
76% of trust assets are under management at 12/31/07.
76% of trust assets are under management at 12/31/07.
Trust assets increased 3.6% in 2007.
Trust assets increased 3.6% in 2007.
Trust revenue for 2007 totaled $16.2 million, an
Trust revenue for 2007 totaled $16.2 million, an
increase of 7.8% compared to 2006.
increase of 7.8% compared to 2006.
Revenue generated from WesMark
Revenue generated from WesMark
Funds for 2007
Funds for 2007
totaled $4.2 million on Fund assets of $652.7 million.
totaled $4.2 million on Fund assets of $652.7 million.

6 6
2007 Financial Results
YTD YTD
(dollars in thousands)
12/31/2007 12/31/2006 % CHG
Net income 44,669 $    39,035 $     14.4%
EPS - diluted 2.09 $        1.79 $         16.8%
Return on assets 1.09% 0.94% 15.9%
Return on tangible equity 16.21% 14.40% 12.6%
Net interest margin 3.44% 3.49% (1.4%)

7 7
Asset Quality
0.28%
0.29%
0.46%
0.31%
0.23%
0.00%
0.05%
0.10%
0.15%
0.20%
0.25%
0.30%
0.35%
0.40%
0.45%
0.50%
2003 2004 2005 2006 2007
Net charge-offs
Mortgage-
backed
Municipals
Agencies
Commercial &
Industrial
Commercial
Real Estate
Residential
Real Estate
Home Equity
Consumer
Held for Sale
Loans
Securities
Market Valuation Gains @ 12/31/07
Municipals
Agencies
Mortgage-backed
$6,717
$ 879
$ 204
41%
49%
10%
44%
26%
10%
5%
13%
2%
Equities
$ 1,246

8 8
2008 Strategy / Business Plan
Challenging economic conditions ahead.
Challenging economic conditions ahead.
Monitor for credit deterioration.
Monitor for credit deterioration.
Successful integration of Oak Hill Banks.
Successful integration of Oak Hill Banks.
Focus on balance sheet remix strategy; higher-
Focus on balance sheet remix strategy; higher-
yielding loan products and non interest-bearing
yielding loan products and non interest-bearing
DDA customers.
DDA customers.
Concentrate on efficiency ratio by improving non-
Concentrate on efficiency ratio by improving non-
interest income and reducing expenses.
interest income and reducing expenses.

9 9
Key Investor Messages
“Against the tide”
“Against the tide”
earnings increase in 2007.
earnings increase in 2007.
Recent stock price rally still leaves opportunity for
Recent stock price rally still leaves opportunity for
appreciation as earnings visibility improves post-Oak Hill.
appreciation as earnings visibility improves post-Oak Hill.
23 consecutive years of dividend increases; payout ratio
23 consecutive years of dividend increases; payout ratio
targeted at 55% of earnings; current yield above market
targeted at 55% of earnings; current yield above market
at 4.6%.
at 4.6%.
Potential for improved net interest margin in current
Potential for improved net interest margin in current
rate environment.
rate environment.
Business plan -
Business plan -
not “stretching”
not “stretching”
for growth / earnings in
for growth / earnings in
current market environment.
current market environment.

Fort Wayne
Defiance
Fremont
Fostoria
Bellevue
Tiffin
Norwalk
Elyria
Cuyahoga Falls
Akron
Warren
Howland Corners
Niles
Youngstown
New Castle
Clarion
Brookville
Punxsutawney
Ottawa
Findlay
Van Wert
Lima
Upper Sandusky
Bucyrus
Shelby
Ashland
Wooster
Massillon
Canton
Alliance
Barberton
Boardman
Kittanning
Butler
Decatur
Bluffton
Wapakoneta
Kenton
Marion
Galion
Mansfield
Millersburg
East Liverpool
McCandless
PENNSYLVANIA
Indiana
Plum
Pittsburgh
Monroeville
McKeesport
West Mifflin
Portland
Bellefontaine
Mount Vernon
New Philadelphia
Coshocton
Weirton
Steubenville
Sidney
OHIO
Winchester
Greenville
Piqua
Urbana
Troy
Newark
Cambridge
Zanesville
Columbus
Yorkville
St. Clairsville
Wheeling
Washington
Uniontown
Waynesburg
Somerset
Huber Heights
Springfield
Richmond
Dayton
Kettering
Beavercreek
Middletown
Hamilton
Fairfield
Cincinnati
UNITED STATES
Lancaster
Caldwell
Woodsfield
New Martinsville
Morgantown
Kingwood
Fairmont
Oakland
MARYLAND
Washington Court House
Wilmington
McConnelsville
Logan
Marietta
Middlebourne
St. Marys
West Union
Athens
Vienna
Parkersburg
Chillicothe
Hillsboro
Waverly
Wellston
McArthur
Bridgeport
Clarksburg
Philippi
Harrisville
New Milton
Weston
Buckhannon
Parsons
Petersburg
Elkins
Elizabeth
Grantsville
Glenville
Pomeroy
Jackson
Georgetown
Evergreen
Point Pleasant
Gallipolis
Ripley
Spencer
WEST VIRGINIA
Maysville
West Union
Portsmouth
Vanceburg
Ironton
Ashland
Huntington
South Charleston
Charleston
Clay
Sutton
Webster Springs
Glade View
Franklin
Monterey
Staunton
Cynthiana
Flemingsburg
Frankfort
Morehead
Grayson
Summersville
Marlinton
Lexington
Owingsville
Sandy Hook
Louisa
Madison
Fayetteville
Warm Springs
Nicholasville
KENTUCKY
Frenchburg
West Liberty
Inez
Guyan Terrace
Oak Hill
Meadow Bluff
Lewisburg
Clifton Forge
Covington
Lexington
Harrodsburg
Richmond
Stanton
Salyersville
Paintsville
Logan
Beckley
Shady Spring
Hinton
Buena Vista
Danville
Irvine
Campton
Prestonsburg
Williamson
Pineville
Union
VIRGINIA
Lebanon
Beattyville
Jackson
Berea
Pikeville

WesBanco
By all accounts, better.

10 10
Creates a Powerful Community Bank Franchise
Projected Population Growth* (%)
(1.16)
2.72
2.17
(4.00)
(2.00)
0.00
2.00
4.00
WSBC OAKF Ohio
Median 2006 Household Income
$39,879
$42,159
$49,467
$0
$15,000
$30,000
$45,000
$60,000
WSBC OAKF Ohio
Projected HH Income Change* (%)
15.35
14.71
14.36
12.00
13.50
15.00
16.50
18.00
WSBC OAKF Ohio
Source: SNL Financial and Microsoft MapPoint
* Projected change from 2006-2011

11 11
Transaction Rationale
Top 15 deposit market share in Ohio
Top 15 deposit market share in Ohio
Connects geographic gap in branch network
Connects geographic gap in branch network
Market
Share
Enhanced
Growth
Financially
Attractive
Common
Cultures
Doubles presence in growth markets
Doubles presence in growth markets
Increased scale enhances lending capabilities
Increased scale enhances lending capabilities
Identifiable, achievable cost savings
Identifiable, achievable cost savings
Accretive to GAAP and Cash EPS in 2009
Accretive to GAAP and Cash EPS in 2009
Common community banking philosophy
Common community banking philosophy
Shared expertise in commercial lending
Shared expertise in commercial lending

12 12
Dividends Per Share
Dividends Per Share
$0.94
$1.12
2002 2003 2004 2005 2006 2007 2008
1) 23 consecutive years of dividend increases.
2) Current dividend yield of approximately 4.6% (at
4/9/08).
3) 19% increase in dividends since 2002.

13 13
Return to Shareholders
Return to Shareholders
8.53%
9.34%
8.46%
9.27%
7.29%
6.26%
5.94%
8.76%
9.90%
8.21%
6.87%
7.69%
-
200
400
600
800
1,000
1,200
1,400
1,600
2002 2003 2004 2005 2006 2007
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
Shares repurchased Tier I leverage Tangible equity
Note: $263 million in dividends and stock repurchases
returned to shareholders from 2002 through 2007.
Shares

14 14
WesBanco / Peer Median – Stock Performance
From 2002 through March 31, 2008 WesBanco has outperformed both the NASDAQ Bank
Index and its peers with a 48% total return, compared to 19% and 33%, respectively.
Source:  FactSet Research Systems        * YTD through 3/31/08
Peers include select banks from western PA, Ohio, Indiana and West
Virginia with Assets between $1 billion and $15 billion.
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
2002 2003 2004 2005 2006 2007 2008
YTD*
WesBanco Peer Median NASDAQ Bank Index

15 15
Stock Performance – Long-term Cumulative Return
-50%
0%
50%
100%
150%
200%
250%
300%
350%
400%
450%
500%
'77 '78 '79 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08
WesBanco S & P 500
Q1

Annual Meeting of Annual Meeting of Stockholders Stockholders April 16, 2008 April 16, 2008